UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 9, 2006 (January 3, 2006)

IMPLANT SCIENCES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Massachusetts	000-25839	04-2837126
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

107 Audubon Road #5 Wakefield, MA	01880
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (781) 246-0700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes In Registrant’s Certifying Accountant

(b)                On January 3, 2006, Implant Sciences Corporation (the “Company”) entered into an engagement letter with Brown & Brown, LLP (“Brown & Brown”) as the Company’s independent registered public accounting firm with the approval of the Audit Committee and the full Board of Directors of the Company,.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1                                        Press release dated January 9, 2006 announcing engagement of Brown & Brown, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

January 9, 2006	IMPLANT SCIENCES CORPORATION

	By:	/s/ Anthony J. Armini
	Name:	Anthony J. Armini
	Title:	President and Chief Executive Office